                          [LOGO]

P        R        O        S        P        E        C        T       U       S

ACCOUNT INFORMATION AND
                          Small Cap Opportunities Fund
SHAREHOLDER SERVICING:
                                    A Shares
612-667-8833 or
                                    B Shares
800-338-1348
                                August 15, 1996
Norwest Bank Minnesota, N.A.
Transfer Agent
733 Marquette Avenue
Minneapolis, Minnesota 55479-0040

                  [LOGO]

--------------------------------------------------------------------------------

PROSPECTUS

August 15, 1996

This Prospectus offers A Shares and B Shares of Small Cap Opportunities Fund (the "Fund"). The Fund is a separate diversified equity portfolio of Norwest Advantage Funds (the "Trust"), which is a registered open-end management investment company.

The Fund currently seeks to achieve its investment objective by investing all of its investment assets in Schroder U.S. Smaller Companies Portfolio (the "Portfolio"), a separate portfolio of a registered open-end management investment company with an identical investment objective. Accordingly, the Fund's investment experience will correspond directly with the Portfolio's investment experience.

This Prospectus sets forth concisely the information concerning the Trust and the Fund that a prospective investor should know before investing. The Trust has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information ("SAI") with respect to the Fund dated the same date as the Prospectus for the Fund and as may be further amended from time to time, which contains more detailed information about the Trust and the Fund and is incorporated into this Prospectus by reference. An investor may obtain a copy of the SAI without charge by contacting the Trust's distributor, Forum Financial Services, Inc., at Two Portland Square, Portland, Maine 04101 or by calling 207-879-1900. Investors should read this Prospectus and retain it for future reference.

NORWEST ADVANTAGE FUNDS IS A FAMILY OF OPEN-END INVESTMENT COMPANIES COMMONLY KNOWN AS MUTUAL FUNDS. THE SHARES OF MUTUAL FUNDS ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE SYSTEM OR ANY OTHER GOVERNMENT AGENCY. THE SHARES ALSO ARE NOT OBLIGATIONS, DEPOSITS OR ACCOUNTS OF, OR ENDORSED OR GUARANTEED BY, NORWEST BANK MINNESOTA, N.A. OR ANY OTHER BANK OR BANK AFFILIATE.

AN INVESTMENT IN SHARES OF ANY MUTUAL FUND IS SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

                                                                                           PAGE
1.         PROSPECTUS SUMMARY.......................................................          3

2.         INVESTMENT OBJECTIVE AND POLICIES........................................          6
           Investment Objective.....................................................          6
           Investment Policies......................................................          6
           Additional Investment Policies and Risk Considerations...................          7

3.         MANAGEMENT...............................................................         10
           Investment Advisory Services.............................................         10
           Management and Distribution Services.....................................         11
           Shareholder Servicing and Custody........................................         12
           Expenses of the Fund.....................................................         13

4.         HOW TO BUY SHARES........................................................         14
           Minimum Investment.......................................................         14
           Purchase Procedures......................................................         14
           Account Application......................................................         15
           General Information......................................................         15
           Alternative Distribution Arrangements....................................         15

5.         HOW TO SELL SHARES.......................................................         20
           General Information......................................................         20
           Redemption Procedures....................................................         21
           Other Redemption Matters.................................................         22

6.         OTHER SHAREHOLDER SERVICES...............................................         22
           Exchanges................................................................         22
           Automatic Investment Plan................................................         23
           Individual Retirement Accounts...........................................         23
           Automatic Withdrawal Plan................................................         24
           Reopening Accounts.......................................................         24

7.         DIVIDENDS AND TAX MATTERS................................................         24
           Dividends................................................................         24
           Tax Matters..............................................................         24
           Shareholder Tax Matters..................................................         25

8.         OTHER INFORMATION........................................................         25
           Banking Law Matters......................................................         25
           Determination of Net Asset Value.........................................         26
           Performance Information..................................................         26
           The Trust and Its Shares.................................................         27
           Core Trust Structure.....................................................         28

1. PROSPECTUS SUMMARY

HIGHLIGHTS OF THE FUND

The following summary is qualified in its entirety by the more detailed information contained in this Prospectus.

Investment Objective and Policies

The Fund's investment objective is capital appreciation. Current income will be incidental to the objective of capital appreciation. Currently, the Fund seeks to achieve its investment objective by investing exclusively in the Portfolio, a series of Schroder Capital Funds ("Core Trust"), itself a registered open-end management investment company. The Portfolio has substantially the same investment objective and policies as the Fund. Accordingly, the investment experience of the Fund will correspond directly with the investment experience of the Portfolio. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less.

Investment Advisers

The Fund's investment adviser (the "Adviser") is Norwest Investment Management, a part of Norwest Bank Minnesota, N.A. ("Norwest"). As the Fund invests all of its assets in the Portfolio, the Fund does not actively employ the Adviser to manage its investment portfolio. See "Management - Investment Advisory Services." Norwest serves as the Trust's transfer agent, dividend disbursing agent and custodian. See "Management - Shareholder Servicing and Custody."

The Portfolio's investment adviser is Schroder Capital Management International Inc. ("Schroder"), a registered investment adviser under the Investment Advisers Act of 1940. The advisory fee paid to Schroder by the Portfolio is borne indirectly by the Fund and any other investors in the Portfolio. See "Management
- Investment Advisory Services." Schroder and the Adviser are sometimes referred to collectively as the "Advisers".

Fund Management

The manager of the Trust and distributor of its shares is Forum Financial Services, Inc. ("Forum"), a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Norwest provides certain administrative services to the Fund. Schroder Fund Advisors ("Schroder Advisors") serves as administrator of Core Trust, for which Forum also provides certain administrative services. See "Management - Management and Distribution Services."

Shares of the Fund

The Fund currently offers three separate classes of shares: A class ("A Shares"), B class ("B Shares") and I class ("I Shares"). A Shares and B Shares are sold through this Prospectus and are collectively referred to as the "Shares."

A Shares. A Shares are offered at a price equal to their net asset value plus a sales charge imposed at the time of purchase or, in some cases, a contingent deferred sales charge imposed on redemptions made within two years of purchase.

B Shares. B Shares are offered at a price equal to their net asset value plus a contingent deferred sales charge imposed on most redemptions made within six years of purchase. B Shares pay a distribution services fee at an annual rate of up to 0.75%, and a maintenance fee in an amount equal to 0.25%, of the B Shares' average daily net assets. B Shares automatically convert to A Shares of the Fund seven years after the end of the calendar month in which the B Shares were originally purchased.

The choice of A Shares or B Shares permits each investor to purchase those shares that the investor believes to be most beneficial given the amount purchased, the length of time the investor expects to hold the shares and other circumstances. A Shares will normally be more beneficial to the investor who qualifies for reduced initial sales charges as described below. See "How to Buy Shares - Alternative Distribution Arrangements."

I Shares are offered by a separate prospectus to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates. Shares of each class of the Fund have identical interests in the investment portfolio of the Fund and, with certain exceptions, have the same rights. See "Other Information - The Trust and Its Shares."

How to Buy and Sell Shares

Shares may be purchased or redeemed by mail, by bank wire and through an investor's broker-dealer or other financial institution. The minimum initial investment in Shares is $1,000. The minimum subsequent investment is $100. See "How to Buy Shares" and "How to Sell Shares."

Exchanges

Shareholders may exchange A Shares and B Shares for A Shares and B Shares, respectively, of certain other funds of the Trust. In addition, A Shares may be exchanged for investor class shares of certain money market funds of the Trust and B Shares may be exchanged for exchange class shares of Ready Cash Investment Fund of the Trust. See "Other Shareholder Services - Exchanges."

Shareholder Features

The Fund offers an Automatic Investment Plan, Automatic Withdrawal Plan and Directed Dividend Option. Purchases of A Shares may be subject to Rights of Accumulation, Cumulative Quantity Discounts or a Reinstatement Privilege. See "Other Shareholder Services" and "How to Buy Shares - Alternative Distribution Arrangements."

Dividends

Dividends of the Fund's net investment income are declared and paid at least annually. The Fund's net capital gain, if any, is distributed annually. All dividends and distributions are reinvested in additional Fund shares unless the shareholder elects to have them paid in cash. See "Dividends and Tax Matters."

Certain Investment Considerations and Risk Factors

There can be no assurance that the Fund will achieve its investment objective, and the Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Fund may be worth more or less than its original value.

All investments made by the Fund entail some risk. Certain investments and investment techniques, however, entail additional risks, such as the potential use of leverage through borrowings, securities lending and other investment techniques. See "Investment Objective and Policies - Additional Investment Policies and Risk Considerations."

The Fund's policy of investing in smaller companies entails certain risks in addition to those normally associated with investments in equity securities. See "Investment Objective and Policies - Additional Investment Policies and Risk Considerations." By investing solely in the Portfolio, the Fund may achieve certain efficiencies and economies of scale. Nonetheless, this investment could also have adverse effects on the Fund. Investors in the Fund should consider these risks, as described under "Other Information - Core Trust Structure."

EXPENSE INFORMATION

The purpose of the table below is to assist investors in understanding the expenses of both the Fund and the Portfolio that an investor in Shares of the Fund will bear directly or indirectly.

Shareholder Transaction Expenses

(applicable to the Fund)

                                                                                    A Shares(1)  B Shares(2)
                                                                                    -----------  -----------
Maximum sales charge imposed on purchases (as a percentage of public offering
 price)...........................................................................        4.5%      Zero
Maximum deferred sales charge (as a percentage of the lesser of original purchase
 price or redemption proceeds)....................................................     Zero            4.0%
Exchange Fee......................................................................     Zero         Zero

Annual Operating Expenses(3)

(as a percentage of average daily net assets)

Investment Advisory Fee(4)........................................       0.60%        0.60%
Rule 12b-1 Fees(5) (after fee waivers)............................     None           0.75%
Other Expenses(6) (after expense reimbursements and fee
 waivers).........................................................       0.65%        0.65%
                                                                    -----------  -----------
Total Operating Expenses..........................................       1.25%        2.00%

(1) Sales charge waivers and reduced sales charge plans are available for A Shares. If A Shares purchased without an initial sales charge (purchases of $1,000,000 or more) are redeemed within two years after purchase, a contingent deferred sales charge of up to 1.0% will be applied to the redemption. See "How to Buy Shares - Alternative Distribution Arrangements."
(2) The maximum 4.0% contingent deferred sales charge on B Shares applies to redemptions during the first year after purchase; the charge declines thereafter, becoming 3.0% during the second and third years, 2.0% during the fourth and fifth years, 1.0% during the sixth year and reaches zero the following year. See "How to Buy Shares - Alternative Distribution
Arrangements."
(3) For a further description of the various expenses incurred in the operation of the Fund, see "Management." Expenses associated with the I Shares of the Fund differ from those of the Shares listed in the table shown above. The Fund's expenses as listed above include the Fund's pro rata portion of all operating expenses of the Portfolio, which will be borne indirectly by Fund shareholders. The Trust's Board of Trustees believes that the aggregate per share expenses of the Fund and the Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in securities.
(4) Investment Advisory Fees are those incurred by the Portfolio; as long as its assets are invested in the Portfolio, the Fund pays no investment advisory fees directly. If the Fund invested directly in securities, the Fund would pay a higher advisory fee and lower administrative fees than the Fund pays in connection with its investment in the Portfolio. See "Investment Objective and Policies" and "Management - Expenses of the Fund."
(5) Absent waivers, the Rule 12b-1 Fees would be 1.00% for B Shares of the Fund. Long-term shareholders of B Shares may pay aggregate sales charges totaling more than the economic equivalent of the maximum front-end sales charges permitted by the Rules of Fair Practice of the National Association of Securities Dealers, Inc.
(6) Other expenses for the Fund are based on estimated amounts for the Fund's first fiscal year of operations ending May 31, 1997. With respect to A Shares, absent estimated expense reimbursements and fee waivers, the expenses of the Fund would be: Other Expenses, 0.98%, and Total Operating Expenses, 1.58%. With respect to B Shares, absent estimated expense reimbursements and fee waivers the expenses of the Fund would be: Other Expenses, 0.98%; and Total Operating Expenses, 2.58%. Other Expenses include transfer agency fees payable to Norwest at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to A Shares and B Shares. Fee waivers are voluntary and may be reduced or eliminated at any time.

Example

The following is a hypothetical example that indicates the dollar amount of expenses that an investor would pay, assuming a $1,000 investment in the Fund's Shares, a 5% annual return and reinvestment of all dividends and distributions.

                                               1 Year        3 Years       5 Years     10 Years
                                             -----------  -------------  -----------  -----------
A Shares...................................          57            83           111          189
B Shares
Assuming redemption at the end of the                60            93           128          N/A
period.....................................
Assuming no redemption.....................          20            63           108          N/A

The example is based on the expenses listed in the Annual Operating Expenses table. The 5% annual return is not predictive of and does not represent the Fund's projected returns; rather, it is required by government regulation. The example assumes deduction of the maximum initial sales charge for A Shares and deduction of the contingent deferred sales charge for B Shares applicable to a redemption at the end of the period. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL EXPENSES AND RETURN MAY BE GREATER OR LESS THAN INDICATED.

2. INVESTMENT OBJECTIVE AND POLICIES

The Fund is designed for the investment of that portion of an investor's funds that can appropriately bear the special risks associated with an investment in smaller market capitalization companies with the aim of capital appreciation. The Fund is not intended for investors whose objective is assured income or preservation of capital.

INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. Current income will be incidental to the objective of capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is fundamental and cannot be changed without shareholder approval. The Fund currently seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Therefore, although the following discusses the investment policies of the Portfolio and the responsibilities of the Core Trust's board of trustees, it applies equally to the Fund and the Trust's board of trustees (the "Board"). Additional information concerning the investment policies of the Portfolio and the Fund, including additional fundamental policies, is contained in the SAI.

INVESTMENT POLICIES

The Portfolio will seek to achieve its investment objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies domiciled in the United States that, at the time of purchase, have market capitalizations of $1.5 billion or less. Market capitalization means the market value of a company's outstanding stock.

In its investment approach, Schroder will attempt to identify securities of companies which it believes can generate above average earnings growth, selling at favorable prices in relation to book values and earnings. As part of the investment decision, Schroder's assessment of the competency of an issuer's management will be an important consideration. These criteria are not rigid, and other investments may be included in the Portfolio if they may help the Portfolio to attain its objective. These criteria can be changed by the board of trustees of the Core Trust without shareholder approval.

The Portfolio will invest principally in equity securities (common stocks, securities convertible into common stocks or, subject to special limitations, rights or warrants to subscribe for or purchase common stocks). The Portfolio may also invest to a limited degree in non-convertible debt securities and preferred stocks when, in the opinion of Schroder, such investments are warranted to achieve the Portfolio's investment objective. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Portfolio may invest in securities of small, unseasoned companies (which, together with any predecessors, have been in operation for less than three years), as well as in securities of more established companies. In view of the volatility of price movements of the former, as a non-fundamental policy, the Portfolio currently intends to invest no more than 5% of its total assets in securities of small, unseasoned issuers.

Although there is no minimum rating for debt securities (convertible or non-convertible) in which the Portfolio may invest, it is the present intention of the Portfolio to invest no more than 5% of its net assets in debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), such securities being commonly known as "high yield/ high risk" securities or "junk bonds," and it will not invest in debt securities that are in default. High yield/high risk securities are predominantly speculative with respect to the capacity to pay interest and repay principal and generally involve a greater volatility of price than securities in higher rated categories. In the event the Portfolio intends in the future to invest more than 5% of its net assets in junk bonds, appropriate disclosures will be made to existing and prospective shareholders. It should be noted that even bonds rated Baa by Moody's or BBB by S&P are described by those rating agencies as having speculative characteristics and that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of such bonds to make principal and interest payments than is the case with higher grade bonds. The Portfolio is not obligated to dispose of securities due to changes by the rating agencies. See the SAI for information about the risks associated with investing in junk bonds.

For temporary defensive purposes, the Portfolio may invest without limitation in (or enter into repurchase agreements maturing in seven days or less with U.S. banks and broker-dealers with respect to) short-term debt securities, including commercial paper, U.S. Treasury bills, other short-term U.S. Government securities, certificates of deposit and bankers' acceptances of U.S. banks. The Portfolio also may hold cash and time deposits in U.S. banks. See "Investment Policies" in the SAI for further information about all these securities.

ADDITIONAL INVESTMENT POLICIES AND RISK CONSIDERATIONS
General Policy Information

The investment objective and all investment policies of each of the Fund and the Portfolio that are designated as fundamental may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as applicable. A majority of outstanding voting securities means the lesser of (i) 67% of the shares present or represented at a shareholder meeting at which the holders of more than 50% of the outstanding shares are present or represented, or (ii) more than 50% of outstanding shares. Unless otherwise indicated, all investment policies are nonfundamental and may be changed by the Board without approval of shareholders of the Fund. Likewise, nonfundamental investment policies of the Portfolio may be changed by the board of trustees of Core Trust without shareholder approval. For more information concerning shareholder voting, see "Other Information - The Trust and Its Shares
- Shareholder Voting and Other Rights" and " - Core Trust Structure."

Investment Types

Common and Preferred Stock and Warrants. The Portfolio may invest in common and preferred stock. Common stockholders are the owners of the company issuing the stock and, accordingly, vote on various corporate governance matters, such as mergers. They are not creditors of the company, but rather, upon liquidation of the company, are entitled to their pro rata share of the company's assets after creditors (including fixed income security holders) and, if applicable, preferred stockholders are paid. Preferred stock is a class of stock having a preference over common stock as to dividends and, generally, as to the recovery of investment. A preferred stockholder is a shareholder in the company and not a creditor of the company, as is a holder of the company's fixed income securities. Dividends paid to common and preferred stockholders are distributions of the earnings of the company and not interest payments, which are expenses of the company. Equity securities owned by the Portfolio may be traded in the over-the-counter market or on a securities exchange, but may not be traded every day or in the volume typical of securities traded on a major U.S. national securities exchange. As a result, disposition by the Portfolio of a security to meet redemptions by interest holders or otherwise may require the Portfolio to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time. The market value of all securities, including equity securities, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measure of a company's worth. The Portfolio may also invest in warrants, which are options to purchase an equity security at a specified price (usually representing a premium over the applicable market value of the underlying equity security at the time of the warrant's issuance) and usually during a specified period of time.

Repurchase Agreements. The Portfolio may invest in repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller - a U.S. bank or recognized broker-dealer - sells securities to the Portfolio and agrees to repurchase the securities at the Portfolio's cost plus interest within a specified period (normally one day). In these transactions, the values of the underlying securities purchased by the Portfolio are monitored at all times by Schroder to insure that the total value of the securities equals or exceeds the value of the repurchase agreement, and the Portfolio's custodian bank holds the securities until they are repurchased. In the event of default by the seller under the repurchase agreement, the Portfolio may have difficulties in exercising its rights to the underlying securities and may incur costs and experience time delays in disposing of them. To evaluate potential risks, Schroder reviews the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements.

Illiquid and Restricted Securities. As a non-fundamental policy, the Portfolio will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale ("restricted securities"). There may be undesirable delays in selling illiquid securities at prices representing their fair value. This policy includes over-the-counter options held by the Portfolio and the in the money portion of the assets used to cover such options. As stated above, this policy also includes assets which are subject to material legal restrictions on repatriation. The limitation on investing in restricted securities does not include securities that may not be resold to the general public but may be resold to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933. If Schroder determines that "a Rule 144A security" is liquid pursuant to guidelines adopted by the board of trustees of the Core Trust, it will not be deemed illiquid. These guidelines take into account trading activity for the securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, that security may become illiquid, which could affect the Portfolio's liquidity. See "Investment Policies - Illiquid and Restricted Securities" in the SAI for further details.

Loans of Portfolio Securities. The Portfolio may lend portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions meeting specified credit conditions, if the loan is collateralized in accordance with applicable regulatory requirements and if, after any loan, the value of the securities loaned does not exceed 25% of the value of the Portfolio's total assets. By so doing, the Portfolio attempts to earn income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Portfolio could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Portfolio lent has increased, the Portfolio could experience a loss.

The Portfolio may lend securities from its portfolio if liquid assets in an amount at least equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Portfolio with respect to the loan is maintained as collateral by the Portfolio in a segregated account. Any securities that the Portfolio may receive as collateral will not become a part of its portfolio at the time of the loan, and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time that the securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash equivalent collateral. Cash collateral received by the Portfolio will be invested in U.S. Government securities and liquid high-grade debt obligations. The value of securities loaned will be marked to market daily. Portfolio securities purchased with cash collateral are subject to possible depreciation. Loans of securities by the Portfolio will be subject to termination at the Portfolio's or the borrower's option. The Portfolio may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the board of trustees of Core Trust.

Options and Futures Transactions. While the Portfolio does not presently intend to do so, it may write covered call options and purchase certain put and call options, stock index futures, and options on stock index futures and broadly-based stock indices, all of which are referred to as "Hedging Instruments." In general, the Portfolio may use Hedging Instruments: (1) to attempt to protect against declines in the market value of the Portfolio's securities and thus protect the Fund's net asset value per share against downward market trends, or (2) to establish a position in the equities markets as a temporary substitute for purchasing particular equity securities. The Portfolio will not use Hedging Instruments for speculation. The Hedging Instruments which the Portfolio is authorized to use have certain risks associated with them. Principal among such risks are: (a) the possible failure of such instruments as hedging techniques in cases where the price movements of the securities underlying the options or futures do not follow the price movements of the portfolio securities subject to the hedge; (b) potentially unlimited loss associated with futures transactions and the possible lack of a liquid secondary market for closing out a futures position; and (c) possible losses resulting from the inability of the Portfolio's investment adviser to correctly predict the direction of stock prices, interest rates and other economic factors. The Hedging Instruments the Portfolio may use and the risks associated with them are described in greater detail under "Investment Policies" in the SAI.

Short Sales Against-the-Box. The Portfolio may not sell securities short except in "short sales against-the-box." For Federal income tax purposes, short sales against-the-box may be made to defer recognition of gain or loss on the sale of securities until the short position is closed out. See "Short Sales Against-the-Box" in the SAI for further details.

Risk Considerations

All investments involve certain risks. Investments in smaller capitalization companies involve greater risks than those risks associated with investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, consequently, generally has a disproportionate effect on their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

Investments in small, unseasoned issuers generally involve greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel which have not been thoroughly tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities, which the Portfolio may purchase when they are offered to the public for the first time, may have a limited trading market, which may adversely affect their sale by the Portfolio and may result in such securities being priced lower than otherwise might be the case. If other institutional investors engage in trading this type of security, the Portfolio may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

Portfolio Transactions

The Advisers place orders for the purchase and sale of assets they manage with brokers and dealers selected by and in the discretion of the respective Adviser. The Advisers seek "best execution" for all portfolio transactions, but the Fund may pay higher than the lowest available commission rates when an Adviser believes it is reasonable to do so in light of the value of the brokerage, research and other services provided by the broker effecting the transaction.

Subject to the Fund's policy of obtaining the best price consistent with quality of execution of transactions, each Adviser may employ Norwest Investment Services, Inc., Schroder Wertheim & Company and other broker-dealer affiliates of an Adviser (collectively "Affiliated Brokers") to effect brokerage transactions for the Fund. The Fund's payment of commissions to Affiliated Brokers is subject to procedures adopted by the Board and, with respect to the Portfolios of Core Trust, Core Trust's board of trustees, to provide that the commissions will not exceed the usual and customary broker's commissions charged by unaffiliated brokers. No specific portion of the Fund's brokerage will be directed to Affiliated Brokers and in no event will a broker affiliated with an Adviser directing the transaction receive brokerage transactions in recognition of research or other services provided to the Adviser.

Tax rules applicable to short-term trading may affect the timing of the Fund's portfolio transactions or its ability to realize short-term trading profits or establish short-term positions.

An annual turnover rate of 100 percent would occur if all of the securities in the Fund were replaced once in a period of 1 year. Higher portfolio turnover rates may result in higher taxable income for shareholders and may result in increased brokerage costs to the Fund. For more information about the portfolio transactions of the Fund and the Portfolio, see the SAI.

3. MANAGEMENT

The business of the Trust is managed under the direction of the Board, and the business of Core Trust is managed under the direction of Core Trust's board of trustees. The Board formulates the general policies of the Fund and generally meets quarterly to review the results of the Fund, monitor investment activities and practices and discuss other matters affecting the Fund and the Trust. The SAI contains general background information about the Trustees and officers of the Trust and of Core Trust. The Board consists of seven members.

INVESTMENT ADVISORY SERVICES

The Fund currently invests all of its assets in the Portfolio and has since its inception. The Fund may withdraw its investment from the Portfolio, for which Schroder serves as investment adviser, at any time if the Board determines that it is in the best interests of the Fund and its shareholders to do so. See "Other Information - Core Trust Structure - Certain Risks of Investing in the Portfolio." Accordingly, the Fund has retained the Adviser as its investment adviser and Schroder as its investment subadviser to manage the Fund's assets in the event the Fund so withdraws its investment. Neither the Adviser or Schroder will receive any advisory or subadvisory fees with respect to the Fund as long as the Fund remains completely invested in the Portfolio or any other investment company.

Schroder Capital Management International Inc. Schroder acts as investment adviser to the Portfolio pursuant to an advisory agreement with Core Trust. Subject to the general control of Core Trust's board of trustees, Schroder manages the investment and reinvestment of the assets included in the Portfolio's investment portfolio and continuously reviews, supervises and administers the Portfolio's investments. In this regard, it is the responsibility of Schroder to make decisions relating to the Portfolio's investments and to place purchase and sale orders regarding such investments with brokers or dealers selected by it in its discretion. Schroder receives an advisory fee from Core Trust with respect to the Portfolio at an annual rate of 0.60% of the Portfolio's average daily net assets.

Schroder, whose principal business address is 787 Seventh Avenue, New York, New York 10019, is a wholly-owned U.S. subsidiary of Schroders Incorporated, the wholly-owned U.S. holding company subsidiary of Schroders plc. Schroders plc is the holding company parent of a large worldwide group of banks and financial services companies (referred to as the "Schroder Group"), with associated companies and branch and representative offices located in seventeen countries worldwide. The Schroder Group specializes in providing investment management services and, as of June 30, 1996, had assets under management of approximately $100 billion.

Norwest Investment Management. Subject to the general supervision of the Board, Norwest Investment Management would continuously review, supervise and administer the Fund's investment program or oversee the investment decisions of the investment subadviser, as applicable, if the Fund were to invest directly in securities. The Adviser is a part of Norwest, a subsidiary of Norwest Corporation, which is a multi-bank holding company that was incorporated under the laws of Delaware in 1929. As of December 31, 1995, Norwest Corporation was the 11th largest bank holding company in the United States in terms of assets. As of that date, the Adviser managed or provided investment advice with respect to assets totaling approximately $23 billion.

The investment advisory agreement for the Fund provides for an investment advisory fee payable to Norwest by the Trust at an annual rate of 0.925% of the average daily net assets of the Fund in the event that the Fund is not completely invested in the Portfolio or another investment company. The Fund would not be completely invested in the Portfolio or another investment company only upon a determination by the Board that it is no longer in the best interests of the Fund to be so invested. Schroder would assist the Adviser in carrying out the Adviser's obligations under the investment advisory agreement pursuant to an investment subadvisory agreement among the Trust, Norwest and Schroder. Pursuant to the Fund's investment subadvisory agreement with Schroder, the Adviser (and not the Trust) would pay Schroder a fee for its investment subadvisory services. This compensation would not increase the amount paid by the Trust to the Adviser pursuant to the Adviser's investment advisory agreement. The investment advisory agreement between Schroder and Core Trust with respect to the Portfolio is the same in all material respects as the Fund's investment subadvisory agreement except as to the parties and the circumstances under which fees will be paid.

Portfolio Managers. The Fund invests all of its assets in the Portfolio and, accordingly, there is currently no portfolio manager for the Fund. The investment management team of Fariba Talebi, a Vice President of the Trust and a Group Vice President of SCMI, and Ira Unschuld, a Vice President of the Trust and of SCMI, with the assistance of an investment committee, is primarily responsible for the day-to-day management of the Portfolio's investments and has so managed the Portfolio since its inception. Ms. Talebi and Mr. Unschuld have been employed by SCMI in the investment research and portfolio management areas since 1987 and 1990, respectively.

MANAGEMENT AND DISTRIBUTION SERVICES

Forum supervises the overall management of the Trust (including the Trust's receipt of services for which the Trust is obligated to pay) and provides the Trust with general office facilities pursuant to a Management Agreement with the Trust. Forum provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other officers and Trustees of the Trust, may be directors, officers or employees of (and persons providing services to the Trust may include) Forum, its affiliates or certain non-banking affiliates of Norwest. As of the date of this Prospectus, Forum provided management and administrative services to registered investment companies and collective investment funds with assets of approximately $16 billion. Forum is a registered broker-dealer and investment adviser and is a member of the National Association of Securities Dealers, Inc. As of the date of this Prospectus, Forum is controlled by John Y. Keffer, President and Chairman of the Trust. For its services and facilities, Forum receives from the Fund a management fee at an annual rate of 0.10% of the average daily net assets attributable to each class of the Fund. From its own resources, Forum may pay a fee to broker-dealers or other persons for distribution or other services related to the Fund.

In addition, pursuant to a separate services agreement, Norwest receives a fee at an annual rate of 0.25% of the average annual daily net assets of the Fund. Under this agreement, Norwest is responsible for compiling data for and preparing communications between the Fund and its shareholders, maintaining requisite information flows between the Fund and the investment adviser to the Portfolio, monitoring and reporting to the Board on the performance of the Portfolio and reimbursing the Fund for certain excess expenses. No fees are payable under this service agreement in the event that the Fund is not completely invested in the Portfolio or another investment company.

On behalf of the Portfolio, Core Trust has entered into an administrative services contract with Schroder Advisors, 787 Seventh Avenue, New York, New York 10019. Schroder Advisors is a wholly-owned subsidiary of Schroder. On behalf of the Portfolio, Core Trust has also entered into an administrative services contract with Forum. Pursuant to these agreements, Schroder Advisors and Forum provide certain management and administrative services necessary for the Portfolio's operations, other than the administrative services provided to the Portfolio by Schroder. Forum receives a monthly fee at the annual rate of 0.075% of the Portfolio's average daily net assets. Schroder Advisors receives no fee from the Portfolio for the administrative services it provides the Portfolio.

Forum may subcontract any or all of its duties with respect to the Fund to one or more qualified subadministrators who agree to comply with the terms of Forum's management agreement. Forum may compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments made by the Trust to Forum pursuant to the management agreement.

Forum also acts as the distributor of the Shares pursuant to a distribution services agreement with the Trust and in accordance therewith receives and may reallow the initial sales charge assessed on purchases of A Shares of the Fund. As authorized by a distribution plan with respect to B Shares of the Fund and pursuant to the distribution services agreement, Forum receives a distribution services fee as compensation for its distribution expenses with respect to B Shares and a maintenance fee for its or certain broker-dealers' shareholder services with respect to B Shares. For further information about the distribution services agreement and the distribution plan, including the fees payable thereunder, see "How to Buy Shares - Alternative Distribution Arrangements." Pursuant to separate agreements, Forum Financial Corp., an affiliate of Forum, provides portfolio accounting services to the Fund and to the Portfolio.

SHAREHOLDER SERVICING AND CUSTODY

Norwest serves as transfer agent and dividend disbursing agent for the Trust (in this capacity, the "Transfer Agent") pursuant to a transfer agency agreement with the Trust. The Transfer Agent maintains an account for each shareholder of the Trust (unless such accounts are maintained by sub-transfer agents or processing agents), performs other transfer agency and shareholder servicing functions for the Trust and acts as dividend disbursing agent for the Trust. The Transfer Agent is permitted to subcontract any or all of its functions with respect to all or any portion of the Trust's shareholders to one or more qualified sub-transfer agents or processing agents, which may be its or Forum's affiliates, who agree to comply with the terms of the Transfer Agent's agreement with the

Trust. Sub-transfer agents and processing agents may be Processing Organizations as described under "How to Buy Shares - Purchase Procedures." The Transfer Agent is permitted to compensate those agents for their services; however, no such compensation may increase the aggregate amount of payments by the Trust to the Transfer Agent. For its services, the Transfer Agent receives from the Fund a fee at an annual rate of 0.25% of the Fund's average daily net assets attributable to each class of the Fund and may be reimbursed for certain expenses related to its transfer agency services.

Norwest also serves as the Trust's custodian and may appoint subcustodians for the foreign securities and other assets held in foreign countries. Norwest currently receives no additional compensation for its custodial services with respect to the Fund, but the Fund will incur the expenses and costs of any subcustodian. In addition, the Fund indirectly incurs its pro rata portion of the custodial fees of Core Trust. The Chase Manhattan Bank, N.A. serves as custodian of the Portfolio and is paid a fee by Core Trust for its services.

EXPENSES OF THE FUND

Subject to the obligation of Norwest to reimburse the Trust for certain expenses of the Fund, the Trust has confirmed its obligation to pay all the Trust's expenses. The Fund's expenses include Trust expenses attributable to the Fund, which are allocated to the Fund, and expenses not specifically attributable to the Fund, which are allocated among the Fund and all other funds of the Trust in proportion to their average net assets. Norwest, Forum and the Transfer Agent may each elect to waive (or continue to waive) all or a portion of their fees, which are accrued daily and paid monthly. Any such waivers will have the effect of increasing the Fund's performance for the period during which the waiver is in effect. No fee waivers may be recouped at a later date. Fee waivers are voluntary and may be reduced or eliminated at any time.

Norwest and Forum and their agents and affiliates also may act in various capacities for, and receive compensation from, their customers who are shareholders of the Fund. Under agreements with those customers, Norwest and Forum may elect to credit against the fees payable to them by their customers or to rebate to customers all or a portion of any fee received from the Trust with respect to assets of those customers invested in the Fund.

Subject to the obligation of Norwest to reimburse the Trust for certain excess expenses, under the Investment Advisory Agreements, the Trust has confirmed its obligation to pay all the Trust's expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of any subcustodian, transfer agent and dividend disbursing agent and providers of pricing, credit analysis and dividend services; telecommunications expenses; auditing, legal and compliance expenses; costs of maintaining corporate existence; costs of preparing and printing the Fund's prospectuses, SAI, account application forms and shareholder reports and delivering them to existing shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Fund; costs of reproduction, stationery and supplies; compensation of trustees, officers and employees of the Fund or Trust who are not employees of Norwest, Forum or their affiliates and costs of other personnel performing services for the Fund; costs of meetings of the Trust; SEC registration fees and related expenses; state securities laws registration fees and expenses; fees and out of pocket expenses payable to Norwest, Schroder and Forum; and fees and expenses paid by the Fund pursuant to the distribution plan.

The Fund's expenses include the Fund's pro rata share of the operating expenses of the Portfolio, which are borne indirectly by the Fund's shareholders.

4. HOW TO BUY SHARES

MINIMUM INVESTMENT

There is a $1,000 minimum for initial purchases and a $100 minimum for subsequent purchases of Shares of the Fund. The Fund may in its discretion waive the investment minimums. Shareholders who elect electronic share purchase privileges such as the Automatic Investment Plan or the Directed Dividend Option are not subject to the initial investment minimum. See "Other Shareholder Services - Automatic Investment Plan" and "Dividends and Tax Matters."

Fund Shares become entitled to receive dividends and distributions on the next Fund Business Day after the order is accepted. The Fund reserves the right to reject any subscription for the purchase of its shares. Share certificates are issued only to shareholders of record upon their written request and no certificates are issued for fractional shares.

PURCHASE PROCEDURES
Initial Purchases

There are three ways to purchase shares INITIALLY.

1. By Mail. Investors may send a check made payable to the Trust along with a completed account application form to the Trust at the address listed under "Account Application" on page 15. Checks are accepted at full value.

2. By Bank Wire. Investors may make an initial investment in the Fund using the wire system for transmittal of money among banks. The investor should first telephone the Transfer Agent at 612-667-8833 or 800-338-1348 to obtain an account number. The investor should then instruct a bank to wire the investor's money immediately to:

       Norwest Bank Minnesota, N.A.
       ABA 091 000 019
       For Credit to: Norwest Advantage Funds 0844-131
       Re: Small Cap Opportunities Fund
           [Designate A Shares or B Shares]
       Account No.:
       Account Name:

The investor should then promptly complete and mail the account application form. There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for the use of Federal funds. The Trust does not charge investors for the receipt of wire transfers. Payment by bank wire is treated as a Federal funds payment when received.

3. Through Financial Institutions. Shares may be purchased and redeemed through certain broker-dealers, banks and other financial institutions ("Processing Organizations"). The Transfer Agent, Forum and their affiliates may be Processing Organizations. Processing Organizations may receive as a broker-dealer's reallowance a portion of the sales charge paid by their customers who purchase A Shares of the Fund, may receive payments from Forum with respect to sales of B Shares and may receive payments as a processing agent from the Transfer Agent. In addition, financial institutions, including Processing Organizations, may charge their customers a fee for their services and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through a Processing Organization will be subject to the procedures of their Processing Organization, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable to shareholders who invest in the Fund directly. These investors should acquaint themselves with their institution's procedures and should read this Prospectus in conjunction with any materials and information provided by their institution. Customers who purchase the Fund's shares through a Processing Organization may or may not be the shareholder of record and, subject to their institution's and the Fund's procedures, may have Fund shares transferred into their name. There is typically a three-day settlement period for purchases and redemptions through broker-dealers.

Certain shareholder services may not be available to shareholders who have purchased shares through a Processing Organization. These shareholders should contact their Processing Organization for further information. The Trust may confirm purchases and redemptions of a Processing Organization's customers directly to the Processing Organization, which in turn will provide its customers with confirmations and periodic statements. The Trust is not responsible for the failure of any Processing Organization to carry out its obligations to its customer. Certain states, such as Texas, permit shares of the Fund to be purchased and redeemed only through registered broker-dealers, including the Fund's distributor.

Subsequent Purchases

Subsequent purchases may be made by mailing a check, by sending a bank wire or through the shareholder's Processing Organization as indicated above. All payments should clearly indicate the shareholder's name and account number.

ACCOUNT APPLICATION

Investors may obtain the account application form necessary to open an account by writing the Trust at the following address:

       Norwest Advantage Funds
       Small Cap Opportunities Fund
       Norwest Bank Minnesota, N.A.
       Transfer Agent
       733 Marquette Avenue
       Minneapolis, MN 55479-0040

To participate in shareholder services not referenced on the account application form and to change information on a shareholder's account (such as addresses), investors or existing shareholders should contact the Trust. The Trust reserves the right in the future to modify, limit or terminate any shareholder privilege upon appropriate notice to shareholders and to charge a fee for certain shareholder services, although no such fees are currently contemplated. Any privilege and participation in any program may be terminated by the shareholder at any time by writing to the Trust.

GENERAL INFORMATION

Fund shares are continuously sold on every weekday except customary national business holidays and Good Friday ("Fund Business Day"). The purchase price for Fund shares equals their net asset value next-determined after acceptance of an order plus, in the case of the A Shares, any applicable sales charge imposed at the time of purchase.

Investments in the Fund may be made either through certain financial institutions or by an investor directly. An investor who invests in the Fund directly will be the shareholder of record. All transactions in Fund shares are effected through the Transfer Agent, which accepts orders for redemptions and for subsequent purchases only from shareholders of record. Shareholders of record will receive from the Trust periodic statements listing all account activity during the statement period.

ALTERNATIVE DISTRIBUTION ARRANGEMENTS

Investors should compare sales charges and fees before selecting a particular class of shares. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and maintenance fee and contingent deferred sales charges on B Shares prior to conversion would be less than the initial sales charge on A Shares purchased at the same time and whether that differential would be offset by the higher yield of A Shares. A summary of the charges applicable to shares of the Fund is listed under "Prospectus Summary - Expense Information." Sales personnel of selected broker-dealers distributing the Fund's shares may receive differing compensation for selling A Shares and B Shares.

Because initial sales charges are deducted at the time of purchase, investors purchasing the Fund's A Shares receive fewer shares than if the sales charge were not deducted and, accordingly, do not have the entire purchase price invested. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time should consider whether, in light of the initial sales charge and its effect on the amount of the purchase price invested, purchases of A Shares are more or less advantageous than purchases of B Shares with their associated accumulated continuing distribution and maintenance charges. For example, based on estimated current fees and expenses, an investor purchasing A Shares, which are subject to a 4.5% initial sales charge, who elects to reinvest all dividends and distributions would have to hold the A Shares approximately six years for the B Share's distribution services fee and maintenance fee to exceed the initial sales charge imposed when purchasing A Shares. The foregoing example does not take into account the time value of money, fluctuations in net asset value or the effects of different performance assumptions.

A Shares

The public offering price of the Fund's A Shares is their next-determined net asset value plus an initial sales charge assessed as follows (no sales charge is assessed on the reinvestment of dividends or distributions):

                                                       Sales Charge As a
                                                         Percentage of         Broker-Dealers'
                                                    ................................ Reallowance As a
                                                     Offering     Net Asset     Percentage of
Amount of Purchase                                     Price       Value*      Offering Price
--------------------------------------------------  -----------  -----------  -----------------
Less than $50,000.................................        4.50%        4.71%           4.05%
$50,000 to $99,999................................        3.50         3.63            3.15
$100,000 to $499,000..............................        2.50         2.56            2.25
$500,000 to $999,000..............................        2.00         2.04            1.80
$1,000,000 and over...............................        None         None            None

* Rounded to the nearest one-hundredth percent

Forum may pay a broker-dealer's reallowance to selected broker-dealers purchasing shares as principal or agent, which may include banks, bank affiliates and Processing Organizations. Normally, Forum will reallow discounts to selected broker-dealers in the amounts indicated in the table above. In addition, Forum may elect to reallow the entire sales charge to selected broker-dealers for all sales with respect to which orders are placed with Forum. The broker-dealer's reallowance may be changed from time to time. Forum may make additional payments (out of its own resources) to selected broker-dealers of up to 1.00% of the value of Fund shares purchased at net asset value.

In addition, from time to time and at its own expense, Forum may provide compensation, including financial assistance, to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include: (i) the provision of travel arrangements and lodging,
(ii) tickets for entertainment events and (iii) merchandise.

No sales charge is assessed on purchases by: (a) any bank, broker-dealer, trust company or other institution acting on behalf of its fiduciary customer accounts or any other account maintained by the trust department of a bank, trust company or other institution (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal

Revenue Code of 1986, as amended) and (b) trustees and officers of the Trust; directors, officers and full-time employees of Forum, of Norwest Corporation or of any of their affiliates; the spouse, direct ancestor or direct descendant (collectively, "relatives") of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person or relative; or the estate of any such person or relative. These shares may not be resold except to the Fund and share purchases under clause (b) must be made for investment purposes.

In addition, no sales charge is assessed on purchases (a) by any registered investment adviser with whom Forum has entered into a Share purchase agreement and which is acting on behalf of its fiduciary customer accounts, or (b) of A Shares of the Fund made through the Directed Dividend Option from a fund that charges a front-end sales charge. See "Dividends and Tax Matters."

Reinstatement Privilege. An investor who has redeemed A Shares of the Fund may, within 60 days following the redemption, purchase without a sales charge A Shares in an amount up to the amount of the redemption. Investors who desire to exercise this "Reinstatement Privilege" should contact the Trust for further information.

Investors in Other Fund Families. No sales charge is assessed on purchases of A Shares of the Fund with the proceeds of a redemption at net asset value, within the preceding 60 days, of shares of a mutual fund that imposed on the redeemed shares at the time of their purchase a sales charge equal to or greater than that applicable to the A Shares of the Fund. Investors should contact the Trust for further information and to obtain the necessary forms.

Reduced Initial Sales Charges. To qualify for a reduced sales charge, an investor or the investor's Processing Organization must notify the Transfer Agent at the time of purchase of the investor's intention to qualify and must provide the Transfer Agent with sufficient information to verify that the purchase qualifies for the reduced sales charge. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. Further information about reduced sales charges is contained in the SAI.

Self-Directed 401(k) Programs. Purchases of A Shares of the Fund through self-directed 401(k) programs and other qualified retirement plans offered by Norwest, Forum or their affiliates in accumulated amounts of less than $100,000 are subject to a reduced sales charge applicable to a single purchase of $100,000.

Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional A Shares of the Fund may qualify for rights of accumulation ("ROA") under which the applicable sales charge will be based on the total of the investor's current purchase and the net asset value (at the end of the previous Fund Business Day) of all A Shares of that Fund held by the investor. For example, if an investor owned A Shares of the Fund worth $500,000 at the then current net asset value and purchased A Shares of that Fund worth an additional $50,000, the sales charge for the $50,000 purchase would be at the 2.0% rate applicable to a $550,000 purchase, rather than at the 3.5% rate applicable to a $50,000 purchase.

In addition, an investor in the Fund that has previously purchased A Shares of any other fund of the Trust that is sold with a sales charge equal to or greater than the sales charge imposed on the A Shares of the Fund ("Eligible Fund") also may qualify for ROA and may aggregate existing investments in A Shares of Eligible Funds with current purchases of A Shares of the Fund to determine the applicable sales charge. In addition, purchases of A Shares of the Fund by an investor and the investor's spouse, direct ancestor or direct descendant may be combined for purposes of ROA.

Statement of Intention. A Shares investors also may obtain reduced sales charges based on cumulative purchases by means of a written Statement of Intention, expressing the investor's intention to invest $50,000 or more in A Shares of the Fund within a period of 13 months. Each purchase of shares under a Statement of Intention will be made at net asset value plus the sales charge applicable at the time of the purchase to a single transaction of the dollar amount indicated in the Statement.

Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in shares of the Fund should complete the appropriate portion to the account application form. Current Fund shareholders can obtain a Statement of Intention form by contacting the Transfer Agent.

Contingent Deferred Sales Charge. A Shares of the Fund on which no initial sales charge was assessed due to the amount purchased in a single transaction or pursuant to the Cumulative Quantity Discount or a Statement of Intention and that are redeemed (including certain redemptions in connection with an exchange) within specified periods after the purchase date of the shares will be subject to contingent deferred sales charges equal to the percentages set forth below of the dollar amount subject to the charge. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from the reinvestment of dividends and distributions.

Contingent Deferred Sales

                                                     Charge as a % of
                                                       Period Shares        Amount of
Amount Subject to Charge                                   Held          Purchase Dollar
---------------------------------------------------  -----------------  -----------------
$1,000,000 to $2,499,999...........................     Less than one
                                                                 year           1.00%
                                                      One to two years          0.75%
$2,500,000 to $4,999,999...........................     Less than one
                                                                 year           0.50%
Over $5,000,000....................................     Less than one
                                                                 year           0.25%

No contingent deferred sales charge is charged on redemptions to the same extent as described under "B Shares - Contingent Deferred Sales Charge" below. The contingent deferred sales charge on shares purchased through an exchange from another fund of the Trust is based upon the original purchase date and price of the other fund's shares. For shareholders of A Shares with a Statement of Intention that do not purchase $1,000,000 of the Fund's A Shares pursuant to their Statement, no contingent deferred sales charge is imposed. The Statement of Intention provides for a contingent deferred sales charge in certain other cases. Further information about the contingent deferred sales charge is contained in the SAI.

B Shares

Distribution Plan. B Shares of the Fund are sold at their net asset value per share without the imposition of a sales charge at the time of purchase. With respect to B Shares, the Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") providing for distribution payments, at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to the B Shares (the "distribution services fee"), by the Fund to Forum, to compensate Forum for its distribution activities. The distribution payments due to Forum from the Fund comprise (i) sales commissions at levels set from time to time by the Board ("sales commissions") and (ii) an interest fee calculated by applying the rate of 1% over the prime rate to the outstanding balance of uncovered distribution charges (as described below). The current sales commission rate is 4.0% and Forum currently expects to pay sales commissions to each broker-dealer at the time of sale of up to 4.0% of the purchase price of B Shares of the Fund sold by the broker-dealer.

Under the distribution services agreement between Forum and the Trust, Forum will receive, in addition to the distribution services fee, all contingent deferred sales charges due upon redemptions of B Shares. The combined contingent deferred sales charge and distribution services fee on B Shares are intended to finance the distribution of those shares by permitting an investor to purchase shares through broker-dealers without the assessment of an initial sales charge and, at the same time, permitting Forum to compensate broker-dealers in connection with the sales of the shares. Proceeds from the contingent deferred sales charge with respect to the Fund are paid to Forum to defray the expenses related to providing distribution-related services in connection with the sales of B Shares, such as the payment of compensation to broker-dealers selling B Shares. Forum may spend the distribution services fees it receives as it deems appropriate on any activities primarily intended to result in the sale of B Shares.

Under the Plan, the Fund will make distribution services fee payments to Forum only for periods during which there are outstanding uncovered distribution charges attributable to the Fund. Uncovered distribution charges are equivalent to all sales commissions previously due (plus interest), less amounts received pursuant to the Plan and all contingent deferred sales charges previously paid to Forum.

The amount of distribution services fees and contingent deferred sales charge payments received by Forum with respect to the Fund is not related directly to the amount of expenses incurred by Forum in connection with providing distribution services to the B Shares and may be higher or lower than those expenses. Forum may be considered to have realized a profit under the Plan if, at any time, the aggregate amounts of all distribution services fees and contingent deferred sales charge payments previously made to Forum exceed the total expenses incurred by Forum in distributing B Shares.

Pursuant to the Plan, the Fund has agreed also to pay Forum a maintenance fee in an amount equal to 0.25% of the average daily net assets of the Fund attributable to B Shares for providing personal services to shareholder accounts. The maintenance fee may be paid by Forum to broker-dealers in an amount not to exceed 0.25% of the value of the B Shares held by the customers of the broker-dealers. The distribution services fee and the maintenance fee are each accrued daily and paid monthly and will cause the Fund's B Shares to have a higher expense ratio and to pay lower dividends than A Shares of that Fund. Notwithstanding the discontinuation of distribution services fees with respect to the Fund, the Fund may continue to pay maintenance fees.

The distribution services fees payable to Forum by the Fund each day are accrued on that day as a liability of the Fund with respect to the B Shares and, as a result, reduce the net assets of the B Shares. However, the Fund does not accrue future distribution services fees as a liability of the Fund with respect to the B Shares or reduce the Fund's current net assets in respect of distribution services fees that may become payable under the Plan in the future.

In the event that the Plan is terminated or not continued with respect to the Fund, the Fund may, under certain circumstances, continue to pay distribution services fees to Forum (but only with respect to sales that occurred prior to the termination or discontinuance of the Plan). Those circumstances are described in detail in the SAI. In deciding whether to purchase B Shares of the Fund, investors should consider that payments of distribution services fees could continue until such time as there are no uncovered distribution charges under the Plan attributable to the Fund. In approving the Plan, the Board determined that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders of B shares.

Periods with a high level of sales of B Shares of the Fund accompanied by a low level of redemptions of those shares that are subject to contingent deferred sales charges will tend to increase uncovered distribution charges. Conversely, periods with a low level of sales of B Shares of the Fund accompanied by a high level of redemptions of those shares that are subject to contingent deferred sales charges will tend to reduce uncovered distribution charges. A high level of sales of B Shares during the first few years of operations, coupled with the limitation on the amount of distribution services fees payable by the Fund with respect to B Shares during any fiscal year, would cause a large portion of the distribution services fees attributable to a sale of the B Shares to be accrued and paid by the Fund to Forum with respect to those shares in fiscal years subsequent to the years in which those shares were sold. The payment delay would in turn result in the incurrence and payment of increased interest fees under the Plan.

Contingent Deferred Sales Charge. B Shares of the Fund that are redeemed within six years of purchase will be subject to contingent deferred sales charges equal to the percentages set forth on the next page of the dollar amount subject to the charge. The amount of the contingent deferred sales charge, if any, will vary depending on the number of years between the payment for the purchase of B Shares of the Fund and their redemption.

The contingent deferred sales charge will be assessed on an amount equal to the lesser of the cost of the B Shares being redeemed and their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on B Shares derived from the reinvestment of dividends and distributions.

Contingent Deferred Sales Charge as a % of Dollar

Year Since Purchase                                             Amount Subject to Charge
-------------------------------------------------------------  ---------------------------
First........................................................                4.0%
Second.......................................................                3.0%
Third........................................................                3.0%
Fourth.......................................................                2.0%
Fifth........................................................                2.0%
Sixth........................................................                1.0%
Seventh......................................................                None

Redemptions of Shares will be effected in the manner that results in the imposition of the lowest deferred sales charge. Redemptions with respect to a shareholder's investment in the Fund will automatically be made first from any A Shares in the Fund, second from B Shares of the Fund acquired pursuant to reinvestment of dividends and distributions, third from B Shares of the Fund held for over six years and fourth from the longest outstanding B Shares of the Fund held for less than six years.

No contingent deferred sales charge is imposed on (i) redemptions of Shares acquired through the reinvestment of dividends and distributions, (ii) involuntary redemptions by the Fund of shareholder accounts with low account balances, (iii) redemptions of Shares following the death or disability of a shareholder if the Fund is notified within one year of the shareholder's death or disability and (iv) redemptions to effect a distribution (other than a lump sum distribution) from an IRA, Keogh plan or Section 403(b) custodial account or from a qualified retirement plan. See the SAI for further information.

Conversion Feature. After seven years from the end of the calendar month in which the shareholder's purchase order for B Shares was accepted, the B Shares will automatically convert to A Shares of the Fund. The conversion will be on the basis of the relative net asset values of the Shares, without the imposition of any sales load, fee or other charge. For purposes of conversion, B Shares of the Fund purchased by a shareholder through the reinvestment of dividends and distributions will be considered to be held in a separate sub-account. Each time any B Shares in the shareholder's account (other than those in the sub-account) convert, a corresponding pro rata portion of those shares in the sub-account will also convert. The conversion of B Shares to A Shares is subject to the continuing availability of certain opinions of counsel and the conversion of the Fund's B Shares to A Shares may be suspended if such an opinion is no longer available at the time the conversion is to occur. In that event, no further conversions of the Fund's B Shares would occur, and shares might continue to be subject to a distribution services and maintenance fee for an indefinite period.

5. HOW TO SELL SHARES

GENERAL INFORMATION

Fund Shares may be sold (redeemed) at their net asset value on any Fund Business Day subject to a contingent deferred sales charge imposed, in the case of A Shares, on some redemptions made within two years of purchase and, in the case of B Shares, on most redemptions made within six years of purchase. There is no minimum period of investment and no restriction on the frequency of redemptions.

Fund shares are redeemed as of the next determination of the Fund's net asset value following acceptance by the Transfer Agent of the redemption order in proper form (and any supporting documentation that the Transfer Agent may require). Redeemed shares are not entitled to receive dividends declared after the day the redemption becomes effective.

Normally, redemption proceeds are paid immediately, but in no event later than seven days following acceptance of a redemption order. Proceeds of redemption requests (and exchanges), however, will not be paid unless any check used to purchase the shares being redeemed has been cleared by the shareholder's bank, which may take up to 15 days. This delay may be avoided by paying for shares through wire transfers. Unless otherwise indicated, redemption proceeds normally are paid by check mailed to the shareholder's record address. The right of redemption may not be suspended nor the payment date postponed for more than seven days after the tender of the shares to the Fund, except when the New York Stock Exchange is closed (or when trading thereon is restricted) for any reason other than its customary weekend or holiday closings, for any period during which an emergency exists as a result of which disposal by the Fund of its portfolio securities or determination by the Fund of the value of its net assets is not reasonably practicable and for such other periods as the SEC may permit.

REDEMPTION PROCEDURES

Shareholders who have invested directly in the Fund may redeem their Shares as described below. Shareholders who have invested through a Processing Organization may redeem their shares through the Processing Organization as described above. Shareholders who wish to redeem shares by telephone or receive redemption proceeds by bank wire must elect these options by properly completing the appropriate sections of their account application form. These privileges may not be available until several weeks after a shareholder's application is received. Shares for which certificates have been issued may not be redeemed by telephone.

1. By Mail. Shareholders may redeem shares by sending a written request to the Transfer Agent accompanied by any share certificate that may have been issued to the shareholder to evidence the shares being redeemed. All written requests for redemption must be signed by the shareholder with signature guaranteed, and all certificates submitted for redemption must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. By Telephone. A shareholder who has elected telephone redemption privileges may make a telephone redemption request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which his shares are registered and the shareholder's social security or taxpayer identification number. In response to the telephone redemption instruction, the Trust will mail a check to the shareholder's record address or, if the shareholder has elected wire redemption privileges, wire the proceeds. See "How to Sell Shares - Other Redemption Matters."

3. By Bank Wire. For redemptions of more than $5,000, a shareholder who has elected wire redemption privileges may request the Fund to transmit the redemption proceeds by Federal funds wire to a bank account designated in writing by the shareholder. To request bank wire redemptions by telephone, the shareholder also must have elected the telephone redemption privilege. Redemption proceeds are transmitted by wire on the day after a redemption request in proper form is received by the Transfer Agent.

OTHER REDEMPTION MATTERS

Signature Guarantee. A signature guarantee is required for the following: any endorsement on a share certificate and for instructions to change a shareholder's record name or address, designated bank account for wire redemptions, Automatic Investment or Withdrawal Plan, dividend election, telephone redemption or exchange option election or any other option election in connection with the shareholder's account. Signature guarantees may be provided by any bank, broker-dealer, national securities exchange, credit union, savings association or other eligible institution that is authorized to guarantee signatures, and is acceptable to the Transfer Agent. Whenever a signature guarantee is required, the signature of each person required to sign for the account must be guaranteed.

Shareholders who wish to accomplish redemptions or exchanges by telephone must elect those privileges. The Trust will employ reasonable procedures in order to verify that telephone requests are genuine, including recording telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Trust did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Shareholders should verify the accuracy of telephone instructions immediately upon receipt of confirmation statements. During times of drastic economic or market changes, telephone redemption and exchange privileges may be difficult to implement. In the event that a shareholder is unable to reach the Transfer Agent by telephone, requests may be mailed or hand-delivered to the Transfer Agent.

Due to the cost to the Trust of maintaining smaller accounts, the Trust reserves the right to redeem, upon not less than 60 days' written notice, all shares in any Fund account whose aggregate net asset value is less than $1,000 immediately following any redemption.

6. OTHER SHAREHOLDER SERVICES

EXCHANGES

Shareholders of A Shares and B Shares may exchange their shares for A Shares and B Shares, respectively, of the other funds of the Trust that offer those shares. As of the date of this Prospectus, the funds of the Trust that offer A Shares and B Shares, which are offered through separate prospectuses, are Stable Income Fund, Intermediate U.S. Government Fund, Income Fund, Total Return Bond Fund, Tax-Free Income Fund, Colorado Tax-Free Fund, Minnesota Tax-Free Fund, Income Equity Fund, ValuGrowth-SM- Stock Fund, Diversified Equity Fund, Growth Equity Fund, Small Company Stock Fund, Contrarian Stock Fund and International Fund. It is anticipated that the Trust may in the future create additional funds that will offer shares that will be exchangeable with the Fund's Shares. In addition, A Shares may be exchanged for Investor Shares of Ready Cash Investment Fund and Municipal Money Market Fund of the Trust. B Shares may be exchanged for Exchange Shares of Ready Cash Investment Fund. Prospectuses for the shares of the funds listed above, as well as a current list of the funds of the Trust that offer shares exchangeable with the Shares of the Fund, can be obtained through Forum by contacting the Transfer Agent.

The Fund does not charge for exchanges, and there is currently no limit on the number of exchanges a shareholder may make. The Fund reserves the right, however, to limit excessive exchanges by any shareholder. Exchanges are subject to the fees (other than contingent deferred sales charges) charged by, and the limitations (including minimum investment restrictions) of, the fund into which a shareholder is exchanging.

Exchanges may only be made between identically registered accounts or to open a new account. A new account application is required to open a new account through an exchange if the new account will not have an identical registration and the same shareholder privileges as the account from which the exchange is being made. Shareholders may only exchange into a fund if that fund's shares may legally be sold in the shareholder's state of residence.

Under Federal tax law, the Fund treats an exchange as a redemption and a purchase. Accordingly, a shareholder may realize a capital gain or loss depending on whether the value of the shares redeemed is more or less than the shareholder's basis in the shares at the time of the exchange. Exchange procedures may be amended materially or terminated by the Trust at any time upon 60 days' notice to shareholders. See "Additional Purchase and Redemption Information" in the SAI.

Sales Charges. The exchange of A Shares may result in additional sales charges. If an exchange of A Shares is made into a fund that imposes an initial sales charge, the shareholder is required to pay an amount equal to any excess of that Fund's initial sales charge attributable to the number of shares being acquired in the exchange over any initial sales charge paid by the shareholder for the A Shares being exchanged. For example, if a shareholder paid a 2% initial sales charge in connection with a purchase of shares and then exchanged those shares into A Shares of another fund with a 3% initial sales charge, the shareholder would pay an additional 1% sales charge on the exchange. A Shares acquired through the reinvestment of dividends or distributions are deemed to have been acquired with a sales charge rate equal to that applicable to the shares on which the dividends or distributions were paid.

Shares of the Fund ("Original Shares") may be exchanged without the payment of any contingent deferred sales charge. A and B Shares acquired as a result of such exchange ("New Shares") and subsequently redeemed will nonetheless be subject to the contingent deferred sales charge applicable to the Original Shares as if those shares were being redeemed at that time. For purposes of computing both the contingent deferred sales charge payable upon redemption of the New Shares and, in the case of B Shares, the time remaining before the New B Shares convert to A Shares of that Fund, the deferred sales charge and the time remaining applicable to the Original Shares will apply to the New Shares rather than the deferred sales charge and time remaining that would otherwise apply. The deferred sales charge and time remaining applicable to Shares first purchased by a shareholder will apply to New Shares resulting from both an initial and any subsequent exchanges.

1. Exchanges By Mail. Exchanges may be made by sending a written request to the Transfer Agent accompanied by any share certificates for the shares to be exchanged. All written requests for exchanges must be signed by the shareholder, and all certificates submitted for exchange must be endorsed by the shareholder with signature guaranteed. See "How to Sell Shares - Other Redemption Matters."

2. Exchanges By Telephone. A shareholder who has elected telephone exchange privileges may make a telephone exchange request by calling the Transfer Agent at 800-338-1348 or 612-667-8833 and providing the shareholder's account number, the exact name in which the shareholder's shares are registered and the shareholder's social security or taxpayer identification number. See "How to Sell Shares - Other Redemption Matters."

AUTOMATIC INVESTMENT PLAN

Under the Fund's Automatic Investment Plan, shareholders may authorize monthly amounts of $50 or more to be withdrawn automatically from the shareholder's designated bank account (other than passbook savings) and sent to the Transfer Agent for investment in either A or B Shares of the Fund. Shareholders wishing to use this plan must complete an application which may be obtained by writing or calling the Transfer Agent. The Trust may modify or terminate the automatic investment plan with respect to any shareholder in the event that the Trust is unable to settle any transaction with the shareholder's bank. If the Automatic Investment Plan is terminated before the shareholder's account totals $1,000, the Trust reserves the right to close the account in accordance with the procedures described under "How to Sell Shares - Other Redemption Matters."

INDIVIDUAL RETIREMENT ACCOUNTS

The Fund may be a suitable investment vehicle for part or all of the assets held in individual retirement accounts ("IRAs"). An IRA account application form may be obtained by contacting the Trust at

800-338-1348 or 612-667-8833. Individuals may make tax-deductible IRA contributions of up to a maximum of $2,000 annually. However, the deduction will be reduced if the individual or, in the case of a married individual filing jointly, either the individual or the individual's spouse is an active participant in an employer-sponsored retirement plan and has adjusted gross income above certain levels.

AUTOMATIC WITHDRAWAL PLAN

A shareholder whose Shares in a single account total $1,000 or more may establish a withdrawal plan to provide for the preauthorized payment from the shareholder's account of $250 or more on a monthly, quarterly, semi-annual or annual basis. Under the withdrawal plan, sufficient shares in the shareholder's account are redeemed to provide the amount of the periodic payment and any taxable gain or loss is recognized by the shareholder upon redemption of the shares. Shareholders wishing to utilize the withdrawal plan may do so by completing an application which may be obtained by writing or calling the Transfer Agent. The Trust may suspend a shareholder's withdrawal plan without notice if the account contains insufficient funds to effect a withdrawal or if the account balance is less than $1,000 at any time.

REOPENING ACCOUNTS

A shareholder may reopen an account, without filing a new account application form, at any time within one year after the shareholder's account is closed, provided that the information on the account application form on file with the Trust is still applicable.

7. DIVIDENDS AND TAX MATTERS

DIVIDENDS

Dividends of the Fund's net investment income are declared and paid at least annually. Distributions of net capital gain, if any, realized by the Fund are distributed annually. Dividends paid by the Fund with respect to each class of shares of the Fund will be calculated in the same manner at the same time on the same day. The per share dividends on the Fund's B Shares will be lower than the per share dividends on A Shares as a result of the distribution services fees and maintenance fees applicable to B Shares.

Shareholders may choose to have dividends and distributions of the Fund reinvested in shares of the Fund (the "Reinvestment Option"), to receive dividends and distributions in cash (the "Cash Option") or to direct dividends and distributions to be reinvested in shares of another fund of the Trust (the "Directed Dividend Option"). All dividends and distributions are treated in the same manner for Federal income tax purposes whether received in cash or reinvested in shares of the Fund.

Under the Reinvestment Option, all dividends and distributions of the Fund are automatically invested in additional shares of the Fund. All dividends and distributions are reinvested at the Fund's net asset value as of the payment date of the dividend or distribution. Shareholders are assigned this option unless one of the other two options is selected. Under the Cash Option, all dividends and distributions are paid to the shareholder in cash. Under the Directed Dividend Option, shareholders of the Fund whose shares in a single account of the Fund total $10,000 or more may elect to have all dividends and distributions reinvested in shares of another fund of the Trust, provided that those shares are eligible for sale in the shareholder's state of residence. For further information concerning the Directed Dividend Option, shareholders should contact the Transfer Agent.

TAX MATTERS

Taxation of the Fund. The Fund is treated as a corporation for Federal tax purposes and intends to qualify for each fiscal year as a regulated investment company under the Internal Revenue Code of

1986, as amended. In addition, the Fund intends to distribute all of its net investment income and capital gain each year. Accordingly, it is anticipated that the Fund will not be liable for Federal income or excise taxes on its net investment income and capital gain.

The Portfolio. The Portfolio is not required to pay Federal income taxes on its net investment income and capital gain, as it is treated as a partnership for Federal tax purposes. All interest, dividends and gains and losses of the Portfolio are deemed to have been "passed through" to the Fund in proportion to its holdings of the Portfolio, regardless of whether such interest, dividends or gains have been distributed by the Portfolio or losses have been realized by the Portfolio.

SHAREHOLDER TAX MATTERS

General. Dividends paid by the Fund out of its net investment income (including any realized net short-term capital gain) are taxable to shareholders as ordinary income. Distributions by the Fund of realized net long-term capital gain, if any, are taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder may have held shares in the Fund at the time of distribution. If Fund shares are sold at a loss after being held for 6 months or less, the loss will be treated as long-term capital loss to the extent of any long-term capital gain distribution received on those shares.

All capital gain distributions and dividends paid by the Fund and received by a shareholder reduce the net asset value of the shareholder's shares by the amount of the distribution or dividend. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder as described above.

It is expected that a substantial portion of the dividends to shareholders will qualify for the dividends received deduction for corporations. The amount of such dividends eligible for the dividends received deduction is limited to the amount of dividends from domestic corporations received during the Fund's fiscal year.

The Fund may be required by Federal law to withhold 31 percent of reportable payments (which may include taxable dividends, capital gain distributions and redemption proceeds) paid to individuals and certain other non-corporate shareholders. Withholding is not required if a shareholder certifies that the shareholder's social security or tax identification number provided to the Trust is correct and that the shareholder is not subject to backup withholding for prior under-reporting to the Internal Revenue Service.

Reports containing appropriate information with respect to the Federal income tax status of dividends and distributions paid during the year by the Fund will be mailed to shareholders shortly after the close of each year.

Tax-Deferred Accounts. Dividends or distributions of net long-term capital gain, if any, paid with respect to the shares of the Fund held by a tax-deferred account will not be taxable to that account. Currently, distributions from such accounts will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the account.

8. OTHER INFORMATION

BANKING LAW MATTERS

Federal banking laws and regulations generally permit a bank or bank affiliate to act as investment adviser, transfer agent, and custodian to an investment company and to purchase shares of the investment company as agent for and upon the order of a customer and, in connection therewith, to retain a sales charge or similar payment. Counsel to the Trust believe that Norwest and any other bank or bank affiliate that may serve as a Processing Organization or perform sub-transfer agent or similar services or purchase shares as agent for its customers may perform the services described in this Prospectus for the Trust and its shareholders without violating applicable Federal banking laws or regulations.

Federal or state statutes or regulations and judicial or administrative decisions or interpretations relating to the activities of banks and their affiliates, however, could prevent a bank or bank affiliate from continuing to perform all or a part of the activities contemplated by this Prospectus. If Norwest or another bank or bank affiliate were prohibited from so acting, its shareholder customers would be permitted to remain shareholders of the Trust and alternative means for continuing the servicing of such shareholders would be sought. In this respect, changes in the operation of the Trust might occur and shareholders serviced by the bank or bank affiliate might no longer be able to avail themselves of its services. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

DETERMINATION OF NET ASSET VALUE

The Trust determines the net asset value per share of the Fund as of 4:00 p.m., Eastern Time, on each Fund Business Day by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities) by the number of shares outstanding at the time the determination is made. Securities owned by the Fund or the Portfolio for which market quotations are readily available are valued at current market value or, in their absence, at fair value as determined by the Board or the Core Trust board of trustees or pursuant to procedures approved by the Board or the Core Trust board of trustees, as applicable. The Trust does not determine net asset value on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per share net asset values of each class of shares of the Fund are expected to be substantially the same. Under certain circumstances, however, the per share net asset value of each class may vary. Due to the higher expenses of B Shares, the net asset value of B Shares will generally be lower than the net asset value of the other classes. The per share net asset value of each class of the Fund eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

PERFORMANCE INFORMATION

The Fund's performance may be quoted in advertising in terms of yield or total return. All performance information is based on historical results and is not intended to indicate future performance. The Fund's yield is a way of showing the rate of income the Fund earns on its investments as a percentage of the Fund's share price. To calculate standardized yield, the Fund takes the interest income it earned from its investments for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the Fund's returns, shareholders should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gain or loss. Published yield quotations are, and total return figures may be, based on amounts actually invested in the Fund net of sales loads that may be paid by an investor. A computation of yield or total return that does not take into account the sales load paid by an investor will be higher than a computation based on the public offering price of shares purchased that take into account payment of the sales load.

The Fund's advertisements may reference ratings and rankings among similar mutual funds by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc. and IBC/Donoghue, Inc. The comparative material found in the Fund's advertisements, sales literature or reports to shareholders may contain performance ratings. This material is not to be considered representative or indicative of future performance. All performance information for the Fund is calculated on a class basis. In addition, the Fund may use a benchmark securities index as a measure of the Fund's performance. This index is not used in the management of the Fund but rather is a standard by which the Adviser and shareholders may compare the performance of the Fund to an unmanaged composite of securities with similar, but not identical, characteristics as the Fund. The Fund may from time to time advertise a comparison of its performance against this or other indices.

THE TRUST AND ITS SHARES

The Trust was originally organized under the name "Prime Value Funds, Inc." as a Maryland corporation on August 29, 1986, and on July 30, 1993, was reorganized as a Delaware business trust under the name "Norwest Funds." On October 1, 1995, the Trust changed its name to "Norwest Advantage Funds." The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate portfolios or series (such as the Fund) and may divide portfolios or series into classes of shares (such as A and B Shares), and the costs of doing so will be borne by the Trust. Currently the authorized shares of the Trust are divided into thirty-two separate series.

Other Classes of Shares. The Fund may create and issue shares of other classes. The Fund currently offers three classes of shares: A Shares; B Shares; and I Shares. I Shares are offered to fiduciary, agency and custodial clients of bank trust departments, trust companies and their affiliates without any sales charges or distribution service or maintenance fees. Each class of the Fund will have a different expense ratio and different sales charges (including distribution fees) and each class' performance will be affected by its expenses and sales charges. For more information on any other class of shares of the Fund investors may contact the Transfer Agent at 612-667-8833 or 800-338-1348. Investors also may contact their Norwest sales representative or the Fund's distributor to obtain information about the other classes. Sales personnel of broker-dealers and other financial institutions selling the Fund's shares may receive differing compensation for selling A, B and I Shares of the Fund.

Shareholder Voting and Other Rights. Each share of each fund of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each class (and certain other expenses such as transfer agency and administration expenses) are borne solely by those shares and each class votes separately with respect to the provisions of any Rule 12b-1 plan which pertain to the class and other matters for which separate class voting is appropriate under applicable law. Generally, shares will be voted in the aggregate without reference to a particular portfolio or class, except if the matter affects only one portfolio or class or voting by portfolio or class is required by law, in which case shares will be voted separately by portfolio or class, as appropriate. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. Shareholders have available certain procedures for the removal of Trustees. There are no conversion or preemptive rights in connection with shares of the Trust. All shares when issued in accordance with the terms of the offering will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholders, subject to any contingent deferred sales charge that may apply. A shareholder in a portfolio is entitled to the shareholder's pro rata share of all dividends and distributions arising from that portfolio's assets and, upon redeeming shares, will receive the portion of the portfolio's net assets represented by the redeemed shares.

As an investor in the Portfolio, the Fund will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the 1940 Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

From time to time, certain shareholders may own a large percentage of the shares of the Fund. Accordingly, those shareholders may be able to greatly affect (if not determine) the outcome of a shareholder vote.

CORE TRUST STRUCTURE

The Fund seeks to achieve its investment objective by investing all of its investable assets in the Portfolio, which has substantially the same investment objective and policies as the Fund. Accordingly, the Portfolio directly acquires its own securities and the Fund acquires an indirect interest in those securities. The Portfolio is a separate series of Core Trust, a business trust organized under the laws of the State of Delaware in September 1995. Core Trust is registered under the Act as an open-end management investment company and currently has four separate portfolios. The assets of the Portfolio, a diversified portfolio, belong only to, and the liabilities of the Portfolio are borne solely by, the Portfolio and no other portfolio of Core Trust.

The Portfolio. The investment objective and fundamental investment policies of the Fund and the Portfolio can be changed only with shareholder approval. See "Investment Objective and Policies," and "Management" for a complete description of the Portfolio's investment objective, policies, restrictions, management, and expenses.

The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. The Portfolio may permit other investment companies or institutional investors to invest in it. All investors in the Portfolio will invest on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. As of the date of this Prospectus, the Portfolio has one other investor.

The Portfolio normally will not hold meetings of investors except as required by the Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subject to a vote of investors, as required by the Act and other applicable law, the Fund will solicit proxies from shareholders of the Fund and will vote its interest in the Portfolio in proportion to the votes cast by its shareholders. As there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all investors in the Portfolio; indeed, other investors holding a majority interest in the Portfolio could have voting control of the Portfolio.

The Portfolio will not sell its shares directly to members of the general public. Another investor in the Portfolio, such as an investment company, that might sell its shares to members of the general public would not be required to sell its shares at the same public offering price as the Fund, and could have different advisory and other fees and expenses than the Fund. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any such funds is available from Core Trust by calling Forum Financial Corp. at
(207) 879-8903.

Certain Risks of Investing in the Portfolio. The Fund's investment in the Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if the Portfolio had a large investor other than the Fund that redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

The Fund may withdraw its entire investment from the Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of the shareholders of all investors (including the Fund), change the investment objective or policies of the Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by the Adviser and Schroder or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund. The inability of the Fund to find a suitable replacement investment, in the event the Board decided not to permit the Adviser and Schroder to manage the Fund's assets, could have a significant impact on shareholders of the Fund.

Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio, but not any other portfolio of Core Trust. The risk to an investor in the Portfolio of incurring financial loss on account of such liability, however, would be limited to circumstances in which the Portfolio was unable to meet its obligations. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION AND THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.